The Variable Annuity Contract
issued by
BRIGHTHOUSE LIFE INSURANCE COMPANY
and
BRIGHTHOUSE SEPARATE ACCOUNT ELEVEN FOR VARIABLE ANNUITIES
Brighthouse Accumulation Annuity
Supplement Dated April 29, 2024
to the Prospectus Dated May 1, 2017
This supplement updates certain information contained in your last prospectus dated May 1, 2017 for the Brighthouse Accumulation Annuity variable annuity contract issued by Brighthouse Life Insurance Company (Brighthouse or we or us). We no longer offer the contract to new purchasers. You should read and retain this supplement with your contract.
The contract has a single investment choice. We may add additional Investment Options in the future.
Fidelity® Variable Insurance Products — Investor Class
Fidelity VIP FundsManager 60% Portfolio
Contact Information Changes
The contact information for the offices that administer your contract is as follows: Please direct your requests and elections under your Contract, and inquiries about your Contract, to Us as directed below. A request or election sent to an address other than the appropriate address provided below may be returned or there may be a delay in processing the request or election.
Death Claims	P.O. Box 4330 Clinton, IA 52733-4330 Fax: (877) 245-8163
Annuity Payments/Income
• Requests to receive regular income payments (referred to as Annuity Payments)	P.O. Box 4365 Clinton, IA 52733-4365 Telephone: (800) 882-1292 Fax: (877) 246-8424
• Death Claims for Contracts receiving Annuity Payments	P.O. Box 4364 Clinton, IA 52733-4364 Telephone: (800) 882-1292 Fax: (877) 245-8163
• General requests and elections for Contracts receiving Annuity Payments	P.O. Box 4363 Clinton, IA 52733-4363 Telephone: (800) 882-1292 Fax: (877) 246-8424
All other requests and elections, including subsequent Purchase Payments , and general inquiries	P.O. Box 4301 Clinton, IA 52733-4301 Telephone: (888) 243-1932 Fax: (877) 246-8424

Electronic Delivery
As an Owner you may elect to receive electronic delivery of current prospectuses related to this contract as well as other contract-related documents.
Contact the Annuity Service Office for more information and to enroll.
We are not a fiduciary and do not give advice or make recommendations regarding insurance or investment products. Ask your financial representative for guidance regarding any requests or elections and for information about your particular investment needs. Please bear in mind that your financial representative, or any financial firm or financial professional you consult to provide advice, is acting on your behalf. We are not a party to any agreement between you and your financial professional. We do not recommend and are not responsible for any securities transactions or investment strategies involving securities (including account recommendations).

FEE TABLES AND EXAMPLES
The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the contract. The first table describes the fees and expenses that you will pay at the time that you buy the contract, surrender the contract, or, if additional Investment Options are added in the future, transfer Account Value between Investment Options. State premium taxes of 0% to 3.5% may also be deducted.
Owner Transaction Expenses Table
Withdrawal Charge (Note 1) (as a percentage of Purchase Payment withdrawn)	2%
Transfer Fee (Note 2)	$25
(First 12 per year)	$0
Note 1. If an amount withdrawn during the first seven Contract Years is determined to include the withdrawal of any portion of the Purchase Payment, a withdrawal charge may be assessed. Withdrawal charges are calculated in accordance with the following. (See “Expenses—Withdrawal Charge.”)
Number of Complete Years from Contract Date	Withdrawal Charge (% of Purchase Payment withdrawn)
0	2
1	2
2	2
3	2
4	2
5	2
6	2
7 and thereafter	0
Note 2. Currently, the contract offers only one Investment Option. In the future, we may make additional Investment Options available. There is no charge for the first 12 transfers in a Contract Year; thereafter the fee is $25 per transfer. Brighthouse is currently waiving the transfer fee, but reserves the right to charge the fee in the future.
The next table describes the fees and expenses that you will pay periodically during the time that you own the contract, not including Investment Option fees and expenses.
Separate Account Annual Expenses (as a percentage of average Account Value in the Separate Account)(Note 3)
Annual Mortality and Expense Charge	0.70%
Current Preservation and Growth Rider (PGR) Fee Rate (Note 4)	1.40%
Maximum Preservation and Growth Rider (PGR) Fee Rate (Note 4)	1.80%
Maximum Total Separate Account Annual Expenses Including Maximum PGR Charge	2.50%
Note 3. Separate Account Annual Expenses are not assessed during the Annuity Period of the contract.
Note 4. The PGR Fee Rate applied to your contract during any Contract Year will be less than or equal to the Maximum PGR Fee Rate. Your initial PGR Fee Rate was equal to the current PGR Fee Rate on the date the application for the contract was signed and is stated in your contract. The Maximum PGR Fee Rate will not increase. If you elect an Optional Step Up, your PGR Fee Rate may increase to any rate less than or equal to the Maximum PGR Fee Rate. (See “Living Benefit—Preservation and Growth Rider—Optional Step Up” and “Expenses—Separate Account Annual Expenses—Preservation and Growth Rider Fee Rate.”)
The next table shows the total operating expenses charged by Investment Options which you pay periodically during the time you own the contract. There is only one Investment Option available during the Accumulation Period. An Investment Option may impose a redemption fee in the future. More detail concerning an Investment Option’s fees and expenses is contained in the prospectus for an Investment Option and in the following tables.
Total Annual Portfolio Expenses	0.76%(1)
(expenses that are deducted from Investment Option assets, including management fees, 12b-1/service fees, and other expenses)
Note 1. The total annual portfolio expenses of the Fidelity VIP FundsManager 60% Portfolio include the fees and expenses of the underlying portfolios (Acquired Fund Fees and Expenses).
For information concerning compensation paid for the sale of the contracts, see “Other Information—Distributor.”

Investment Option Expenses as of December 31, 2023
(as a percentage of the average daily net assets of an Investment Option)
The following table is a summary. For more complete information on Investment Option fees and expenses, please refer to the prospectus for the Investment Option. Acquired Fund Fees and Expenses are expenses incurred indirectly as a result of investing in shares of one or more underlying portfolios.
Investment Option	Management Fee	Distribution and/or Service (12b-1) Fees	Other Expenses	Acquired Fund Fees and Expenses	Total Annual Operation Expenses	Fee Waiver and/or Expense Reimbursement	Net Total Annual Operating Expenses
Fidelity® Variable Insurance Products — Investor Class
Fidelity VIP FundsManager 60% Portfolio	0.15%	—	—	0.61%	0.76%	0.05%	0.71%
Fidelity VIP Government Money Market Portfolio	0.29%	—	0.01%	—	0.30%	—	0.30%
Notes:
The information shown in the table above was provided by the Investment Portfolios. Certain Investment Options and their investment adviser have entered into expense reimbursement and/or fee waiver arrangements that will continue through at least May 1, 2024. These arrangements can be terminated with respect to an Investment Portfolio only with the approval of the board of directors or trustees of that Investment Option. Please see the Investment Options’ prospectuses for additional information regarding these arrangements.
The Fidelity VIP FundsManager 60% Portfolio is a “fund of funds.” A fund of funds invests substantially all of its assets in other underlying funds. Because the Investment Option invests in other funds, it will bear its pro rata portion of the operating expenses of those underlying funds, including the management fee.
3. Investment Options
At this time the contract offers only one Investment Option, the Fidelity VIP FundsManager 60% Portfolio. When the contract was still being offered to new purchasers, the Money Market Portfolio was required by applicable state law to be made available to California purchasers age 60 or older who elected to allocate their Purchase Payment to the Money Market Portfolio during the free look period. The contract is no longer offered to new purchasers, and the Money Market Portfolio is no longer available for investment under the contract. Additional Investment Options may be available in the future.
You can obtain copies of the prospectus for the Fidelity VIP FundsManager 60% Portfolio by calling us at: (888) 243-1932. You can also obtain information about the fund (including a copy of the Statement of Additional Information) by accessing the Securities and Exchange Commission’s website at http://www.sec.gov. Certain funds described in the fund prospectus may not be available with your contract.
A summary of advisers, subadvisers, and investment objectives for the Investment Options are listed below. The investment objectives and policies of an Investment Option may be similar to the investment objectives and policies of other mutual funds that certain of the portfolio investment advisers manage. Although the objectives and policies may be similar, the investment results of the Investment Option may be higher or lower than the results of such other mutual funds. The investment advisers cannot guarantee, and make no representation, that the investment results of similar funds will be comparable even though the funds may have the same investment advisers. Furthermore, there is no guarantee that a money market fund will be able to maintain a stable net asset value of $1.00 per share. During extended periods of low interest rates, the yield of a subaccount that invests in a money market fund may become extremely low and possibly negative. It is therefore possible that your Contract Value may decline as a result of an investment in a money market fund.
We do not provide any investment advice and do not recommend or endorse any particular Investment Option. You bear the risk of any decline in the Account Value of your contract resulting from the performance of an Investment Option.
Investment Portfolio	Investment Objective	Investment Adviser/Subadviser
Fidelity® Variable Insurance Products — Investor Class
Fidelity VIP FundsManager 60% Portfolio	Seeks high total return.	Fidelity Management & Research Company LLC

Investment Portfolio	Investment Objective	Investment Adviser/Subadviser
Government Money Market Portfolio	Seeks as high a level of current income as is consistent with preservation of capital and liquidity.	Fidelity Management & Research Company LLC Subadviser: FMR UK, FMR HK, and FMR Japan
Government Money Market Portfolio. This Investment Option is no longer available for investment.
10. Federal Income Tax Status
Changes Affecting Qualified Annuity Contracts. Under the recently enacted SECURE 2.0 Act of 2022 (the “Act”), the age at which required minimum distributions (“RMDs”) must generally begin under an IRA or qualified retirement plan has been increased from age 72 to age 73 for individuals who attained age 72 on or after January 1, 2023.  This change does not affect individuals who attained age 72 prior to January 1, 2023 and therefore has no impact of the calculation or timing of their RMDs.  In 2033, the Act provides for a further increase to age 75 for certain individuals based upon their date of birth.  The Act includes many other provisions updating the Internal Revenue Code (the “Code”) and affecting IRAs and qualified plans, some of which become effective immediately and some which will become effective in later years. For example, the Act contains provisions affecting certain contribution and other limits pertaining to IRAs and qualified plans, as well as provisions providing new exceptions to the 10% federal income tax penalty for premature distributions, including the ability to recontribute such premature distributions to an IRA or qualified plan (subject to the provisions of the Code, the qualified plan/IRA, the Contract and our administrative rules). You should consult with a qualified tax adviser as to how these changes affect you.
Other Information
Brighthouse Life Insurance Company
Brighthouse Life Insurance Company (BLIC) is a Delaware stock life insurance company originally incorporated in Connecticut in 1863. BLIC is licensed to conduct business in all states of the United States (except New York), the District of Columbia, the Bahamas, Guam, Puerto Rico, the British Virgin Islands and the U.S. Virgin Islands. BLIC is an indirect wholly-owned subsidiary of, and ultimately controlled by, Brighthouse Financial, Inc. (BHF), a publicly-traded company. BHF, through its subsidiaries and affiliates, is one of the largest providers of annuities and life insurance in the U.S. BLIC’s executive offices are located at 11225 North Community House Road, Charlotte, NC 28277.
Distributor
Distributor is a member of the Financial Industry Regulatory Authority (FINRA).FINRA provides background information about broker-dealers and their registered representatives through FINRA Broker Check. You may contact the FINRA Broker Check Hotline at 1-800-289-9999, or log on to www.finra.org. An investor brochure that includes information describing FINRA Broker Check is available through the Hotline or on-line.
Cybersecurity and Certain Business Continuity Risks
Our variable annuity contract business is largely conducted through complex information technology and communications systems operated by us and our service providers and business partners (e.g., the Investment Portfolios and the firms involved in the distribution and sale of our variable annuity contracts). Our operations rely on the secure processing, storage and transmission of confidential and other information in our systems and the systems of third party service providers. For example, many routine operations, such as processing Owners’ requests and elections and day-to-day recordkeeping, are all executed through computer networks and systems. We have established administrative and technical controls and business continuity and resilience plans to protect our operations against attempts by unauthorized third parties to improperly access, modify, disrupt the operation of, or prevent access to critical networks or systems or data within them (a “cyber-attack”). Despite these protocols, the techniques used to attack systems and networks change frequently, are becoming more sophisticated, and can originate from a wide variety of sources including terrorists, nation states, financially motivated actors, internal actors, or third parties, such as external service providers, and the techniques used change frequently or are often not recognized until after they have been launched. The rapid evolution and increased adoption of artificial intelligence technologies may intensify our cybersecurity risks, including the deployment of artificial intelligence technologies by threat actors. There may be an increased risk of cyber-attacks during periods of geo-political or military conflict.

A cyber-attack could have a material, negative impact on Brighthouse and the Separate Account, as well as individual Owners and their contracts. There are inherent limitations in our plans and systems, including the possibility that certain risks have not been identified or that unknown threats may emerge in the future. Unanticipated problems with, or failures of, our disaster recovery systems and business continuity plans could have a material impact on our ability to conduct business and on our financial condition and operations, and such events could result in regulatory fines or sanctions, litigation, penalties or financial losses, reputational harm, loss of customers, and/or additional compliance costs for BLIC. Our operations also could be negatively impacted by a cyber-attack affecting a third party, such as a service provider, business partner, another participant in the financial markets, or a governmental or regulatory authority. Potential attacks can occur through a variety of sources, including, but not limited to, cyber-attacks, phishing attacks, account takeover attempts, the introduction of computer viruses or malicious code, ransomware or other extortion tactics, denial of service attacks, credential stuffing, and other computer-related penetrations. Hardware, software or applications developed by us or received from third parties may contain exploitable vulnerabilities, bugs, or defects in design, maintenance or manufacture or other issues that could compromise information and cybersecurity. Malicious actors may attempt to fraudulently induce employees, customers, or other users of our systems to disclose credentials or other similar sensitive information in order to gain access to our systems or data, or that of our customers, through social engineering, phishing, mobile phone malware, and other methods. Cybersecurity threats can originate from a wide variety of sources including, but not limited to, natural catastrophe, military or terrorist actions, public health crises (such as the COVID-19 pandemic), and unanticipated problems with our or our service providers’ disaster recovery systems. Such disasters and events may adversely affect our ability to conduct business or administer the contract, particularly if our employees or the employees of our service providers are unable or unwilling to perform their responsibilities as a result of any such event.
Cyber-attacks, disruptions or failures to our business operations can interfere with our processing of contract transactions, including the processing of transfer orders from our website or with the Investment Portfolios; impact our ability to calculate Accumulation Unit values; cause the release and/or possible loss, misappropriation or corruption of confidential Owner or business information; or impede order processing or cause other operational issues.  Cyber-attacks, disruptions or failures may also impact the issuers of securities in which the Investment Portfolios invest, and it is possible the funds underlying your contract could lose value. There can be no assurance that we or our service providers or the Investment Portfolios will avoid losses affecting your contract due to cyber-attacks, disruptions or failures in the future. Although we continually make efforts to identify and reduce our exposure to cybersecurity risk, there is no guarantee that we will be able to successfully manage and mitigate this risk at all times. Furthermore, we cannot control the cybersecurity plans and systems implemented by third parties, including service providers or issuers of securities in which the Investment Portfolios invest.
Financial Statements
The financial statements for each of the subaccounts of the Separate Account are attached. Upon request, financial statements for the Company will be sent to you without charge.